Angelman Syndrome & OV101 (gaboxadol) Seminar October 22, 2020 October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED Exhibit 99.1

Disclaimers and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “believe,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation may include, but are not limited to, statements about the progress, timing, scope and the design of any future clinical trials for OV101, the progress, timing and reporting of clinical data of NEPTUNE or any future clinical trials for OV101, the progress, timing and results of any discussions with regulatory authorities regarding OV101, the potential clinical benefit of OV101, the future results of the NEPTUNE trial, the progress, timing and results of clinical trials regarding Ovid's other product candidates, the progress, timing, reporting of the ELARA open-label extension study and the Company’s future financial results and financing plans. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements include the fact that initial data from clinical trials may not be indicative, and are not guarantees, of the final results of the clinical trials and are subject to the risk that one or more clinical outcomes may materially change as patient enrollment continues and or more patient data becomes available.  Additional risks that could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Such risks may be amplified by the COVID-19 pandemic and its potential impact on Ovid’s business and the global economy. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Welcome Jeremy Levin, DPhil, MB, BChir Chairman & Chief Executive Officer Ovid Therapeutics October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Jason Tardio MBA Amit Rakhit MD, MBA Judith Jaeger PhD, MPA Christopher Keary MD Matthew During MD, DSc, FACP, FRACP Jeremy Levin DPhil, MB, BChir Chief Commercial Officer President & Chief Medical Officer President & Principal Scientist Child, Adolescent & Adult Psychiatrist Founder, Ovid SAB Chair, Ovid Chairman, CEO Today’s Speakers ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020

Agenda



Jeremy Levin
DPhil, MB, BChir

Chairman, CEO

Welcome and Introduction



Matthew During
MD, DSc, FACP, FRACP

Founder, Ovid
SAB Chair, Ovid

Tonic Inhibition, Angelman Syndrome and OV101



Christopher Keary
MD

Child, Adolescent & Adult Psychiatrist

Treating a Patient with Angelman Syndrome



Judith Jaeger
PhD, MPA

President & Principal Scientist

The Importance of Clinical Global Impression of Improvement (CGI-I)



Amit Rakhit
MD, MBA

President & Chief Medical Officer

OV101 in Angelman Syndrome, Clinical Results, What to Expect from NEPTUNE



Jason Tardio
MBA

Chief Commercial Officer

Patient-Centric Approach To Commercializing OV101

Wrap-Up Fireside Chat and Q&A

OCTOBER 22, 2020
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4

Ovid's Rich Pipeline Focused on Rare Neurological Diseases

PRODUCT CANDIDATE	INDICATION	RESEARCH	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
OV101 δ-selective $GABA_A$ receptor agonist (ANGELINI)	Angelman Syndrome	NEPTUNE – Enrollment Completed, Topline Data Expected in Q4 ELARA OLE – Ongoing (through Phase 3)				
	Fragile X	ROCKET – Topline Data Announced Q2 SKYROCKET – Topline Data Announced Q2 (through Phase 2)				
OV935 CH24H inhibitor (Takeda)	CDKL5 Deficiency Disorder / Dup15q Syndrome	ARCADE – Topline Data Announced Q3 ENDYMION OLE – Topline Data Announced Q3 (through Phase 2)				
	Dravet LGS	ELEKTRA – Topline Data Presented ENDYMION OLE – Topline Data Presented Q3 (Treatment is Still Ongoing) (through Phase 2)				
OV329 GABA aminotransferase inhibitor	Treatment Resistant Epilepsy	(through Preclinical)				
OV882 Short hairpin RNA therapy (UCONN)	Angelman Syndrome	(Research)				
OV881 MicroRNA therapy	Angelman Syndrome	(Research)				
OV815 Gene modulation therapy (Columbia University in the City of New York)	KIF1A and other non-disclosed targets	(Research)				

OCTOBER 22, 2020
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5

Defining the Therapeutic Landscape for Angelman Syndrome ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 Partnership and Potential for Rare Disease Voucher, Multiple Sources of Future Capital Patent Protection Through 2035 Extensive Safety and Tolerability Database No Other Approved Medicines Large Unmet Need ~500,000 Patients Worldwide Phase 3 Pivotal Trial Data this Quarter 01 02 03 04 05 06

Conquering Angelman Syndrome: The Beginning * https://www.angelman.org/about/history/ October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 1965* 1987 Angelman Syndrome Described Unravelling the Role of Tonic Inhibition Begins Genetic Defect Identified ü ü ü 2012

Conquering Angelman Syndrome: A Pivotal Moment * https://www.angelman.org/about/history/ October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 1965* 1987 2014 Angelman Syndrome Described Unravelling the Role of Tonic Inhibition Begins Genetic Defect Identified Ovid Identifies Key Link Between Pathophysiology and OV101 US Patents 9,446,028 & 9,339,495 ü ü ü ü 2012

Conquering Angelman Syndrome: Laying the Foundation * https://www.angelman.org/about/history/ October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 1965* 1987 2014 2015-16 Angelman Syndrome Described Unravelling the Role of Tonic Inhibition Begins Genetic Defect Identified Ovid Identifies Key Link Between Pathophysiology and OV101 US Patents 9,446,028 & 9,339,495 Clinical Endpoints Dosage and Safety ü ü ü ü ü 2012

Conquering Angelman Syndrome: Proof of Concept * https://www.angelman.org/about/history/ October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 1965* 1987 2014 2015-16 2018 Angelman Syndrome Described Unravelling the Role of Tonic Inhibition Begins Genetic Defect Identified Ovid Identifies Key Link Between Pathophysiology and OV101 US Patents 9,446,028 & 9,339,495 Clinical Endpoints Dosage and Safety Positive Phase 2 STARS Trial FIRST & ONLY SUCCESSFUL ANGELMAN SYNDROME INDUSTRY-SPONSORED CLINICAL TRIAL ü ü ü ü ü ü 2012

Conquering Angelman Syndrome: The Next Step * https://www.angelman.org/about/history/ October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 1965* 1987 2014 2015-16 2018 Q4 2020 Angelman Syndrome Described Unravelling the Role of Tonic Inhibition Begins Genetic Defect Identified Ovid Identifies Key Link Between Pathophysiology and OV101 US Patents 9,446,028 & 9,339,495 Clinical Endpoints Dosage and Safety Positive Phase 2 STARS Trial Pivotal NEPTUNE Phase 3 Trial ü ü ü ü ü ü 2012 FIRST & ONLY SUCCESSFUL ANGELMAN SYNDROME INDUSTRY-SPONSORED CLINICAL TRIAL

“I thought I would have to teach my child about the world. It turns out, I have to teach the world about my child.” - AS CAREGIVER October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Tonic Inhibition, Angelman Syndrome and OV101 Matt During, M.D. DSc, FACP, FRACP Founder, Ovid Therapeutics Chairman, Scientific Advisory Board, Ovid Therapeutics October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Bringing tonic inhibition from the lab to the patient OV101 would be the first selective, extrasynaptic GABAA receptor agonist for any indication October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

GABA is an Essential Neurotransmitter in The Brain

- GABA is the primary inhibitory neurotransmitter in the CNS[1] and activates synaptic and extrasynaptic $GABA_A$ receptors
- GABA signaling **regulates excitation/inhibition** balance, which is critical for information processing within neurons and networks[2]
- Synaptic $GABA_A$ receptors mediate phasic inhibition and act in short intermittent bursts[3,4]
- Extrasynaptic $GABA_A$ receptors, characterized by the presence of the **δ subunit**, are responsible for **tonic inhibition** and provide long-lasting inhibition to maintain an optimal signal to noise ratio[3,4]



Presynaptic Neuron
GABA Production
Phasic Inhibition
• Synaptic receptors
• Short-acting
• mM GABA concentration
Synaptic
Tonic Inhibition
• Extrasynaptic receptors
• Long-lasting
• nM GABA concentration
Extrasynaptic
Post-synaptic Neuron

CNS=central nervous system; E/I=excitatory/inhibitory; GABA=γ-aminobutyric acid.

1. Chebib M, Johnston GA. *Clin Exp Pharmacol Physiol.* 1999;26:937-940. 2. Bannai H et al. *Cell Rep.* 2015;13:2768-2780. 3. Whissell PD et al. *Neuropharmacology.* 2015;88:24-35. 4. Wu C, Sun D. *Metab Brain Dis.* 2015;30:367-379.

OCTOBER 22, 2020

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Genetic Defects in Angelman Syndrome Can Disrupt GABA Signaling and Result in Impaired Tonic Inhibition



Presynaptic Neuron
Healthy
Angelman Syndrome
GABA Production
GABA Transporter
GABA
Synaptic GABA$_A$R
Extrasynaptic GABA$_A$R
Post-synaptic Neuron

UBE3A, ubiquitin protein ligase E3A; GABA, γ-aminobutyric acid.

Angelman Syndrome

Deficient UBE3A[1]

Increased GABA reuptake[1,3,4]

1. Decreased extrasynaptic GABA[1,3,4]
2. Decreased tonic inhibition[1,3,4]
3. Decreased tonic inhibition causes the brain to become inundated with excitatory signals resulting in a wide range of symptoms[1,3,4]

AS=Angelman syndrome; FMRP=fragile X mental retardation protein; FXS=fragile X syndrome; GABA=γ-aminobutyric acid; UBE3A=ubiquitin-protein ligase E3A.

1. Egawa K et al. *Sci Transl Med.* 2012;4:163ra157. doi:10.1126/scitranslmed.3004655. 2. Olmos-Serrano JL et al. *Dev Neurosci.* 2011;33:395-403. 3. Wu C, Sun D. *Metab Brain Dis.* 2015;30:367-379. 4. Bagni C et al. *J Clin Invest.* 2012;122:4314-4322.

OCTOBER 22, 2020
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Extrasynaptic GABA Signaling Mediates Tonic Inhibition—the Brain's Ability To Distinguish Signal From Noise

Ovid THERAPEUTICS BOLDMEDICINE

Information Available to the Brain at Low, Optimal, and Excessive Levels of Tonic Inhibition[4,5]

Deficient inhibitory signaling leads to excessive neuronal firing and enhanced "noise"[2,3]

Excessive noise


RADIO
NOISE

Angelman Syndrome

Optimal signal-to-noise ratio



Insufficient signal


RADIO
SILENCE

Tonic inhibition mediated by GABA signaling tunes the excitation of individual neurons and neuronal networks[1]



Insufficient tonic inhibition

Optimal tonic inhibition

Excessive tonic inhibition

GABA=γ-aminobutyric acid.

1. Brickley SG, Mody I. *Neuron*. 2012;73:23-34. 2. Egawa K et al. *Sci Transl Med*. 2012;4:163ra157. doi:10.1126/scitranslmed.3004655. 3. Nelson SB, Valakh V. *Neuron*. 2015;87:684-698. 4. Data on file, Ovid Therapeutics Inc. 5. Duguid I et al. *J Neurosci*. 2012;32:11132-11143.

OCTOBER 22, 2020
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Tonic inhibition Regulates Distinct Functions Based on Location in The Brain[1-4]

- Tonic inhibition in the **hippocampus** and **amygdala** regulates memory processes and anxiety-like behaviors[2]
- Tonic inhibition in the **cortex** is associated with cognitive behavior such as object recognition[2]
- Tonic inhibition in the **cerebellum** regulates motor coordination[3]
- Tonic inhibition in the **thalamus** facilitates circadian activity including sleep and wakefulness[4]

δ Subunit–containing $GABA_A$ Receptor Expression Levels in Mouse Brain[2-4]



δ Subunit–containing GABA A Receptor Expression Levels
Low
Medium
High
Hippocampus
Memory, anxiety like behaviors
Cortex
Cognitive behavior
Cerebellum
Motor coordination
Amygdala
Anxiety
Thalamus
Sleep
Midbrain
Nociception

GABA=γ-aminobutyric acid.
Image adapted from Whissell 2015.

1. Brickley SG, Mody I. *Neuron*. 2012;73:23-34. 2. Whissell PD et al. *Neuropharmacology*. 2015;88:24-35. 3. Lee V, Maguire J. *Front Neural Circuits*. 2014;8:3. 4. Cope DW et al. *J Neurosci*. 2005;25:11553-11563.

OCTOBER 22, 2020

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18

OV101 Restores Tonic Inhibition in Angelman Syndrome (AS) Which May Normalize Core Functions



Presynaptic Neuron
GABA Production
GABA Transporter
GABA
Synaptic GABA$_A$R
Extrasynaptic GABA$_A$R
OV101
HEALTHY
ANGELMAN SYNDROME
Post-synaptic Neuron

OV101 is a highly selective extrasynaptic GABA$_A$ receptor (GABA$_A$R) agonist



OV101
α
β
δ

OV101 has **greatest activity in low GABA states** vs other GABA agonists (e.g. benzodiazepines), whose activity requires, and is proportional to, the level of GABA

UBE3A, ubiquitin protein ligase E3A; GABA, γ-aminobutyric acid.

OCTOBER 22, 2020
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Optimal Level of Tonic Inhibition Required for Normal Neuronal Function 1. Adapted from Duguid et al., J. Neuroscience, 2012. 2. Adapted from Egazwa et al., Science Translational Medicine, 2012 October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Preclinical Proof-of-Concept in Angelman Syndrome

Ovid THERAPEUTICS BOLDMEDICINE

- Effect on Posture, Movement and Gait
- Animal model for AS well characterized
  - UBE3A gene-knockout mouse model
  - Replicates impaired motor function of AS
- In AS mouse model, OV101:
  - Restored tonic inhibition in cerebellar cells
  - Corrected motor phenotype
  - Improved gait and balance
  - Decreased clasping reflex


Control
UBE3A Deficient
OV101-treated

OCTOBER 22, 2020
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OV101

- Extrasynaptic δ subunit containing $GABA_A$ receptors are responsible for tonic inhibition and set the overall tone or sensitivity of the system to ensure optimal signal to noise ratio over time
- OV101 is a highly selective δ subunit $GABA_A$ receptor agonist
- OV101 has a unique mechanism with greatest activity with low ambient GABA
- Preclinical work emphasizes the "Goldilocks phenomenon", i.e. the "just right" dose avoids excessive tonic inhibition and desensitization with repeated administration
- OV101 restored tonic inhibition and corrected motor function in AS mouse models
- These data provide the scientific rationale for clinical translation

OCTOBER 22, 2020
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22

Treating a Patient With AS Christopher Keary, MD Child, Adolescent and Adult Psychiatrist Assistant in Psychiatry, Lurie Center Mass General Hospital for Children October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Angelman Syndrome: An Overview Angelman syndrome is a complex genetic disorder with no approved therapies No approved therapies since condition first described in 1965 Disease results from loss of functional UBE3A protein due to defect of UBE3A gene on maternal chromosome 151,2 Decreased extrasynaptic GABA levels lead to decreased tonic inhibition4,5 and resulting downstream clinical phenotype Many symptoms that develop in childhood persist into adulthood and can evolve as patient ages, often necessitating adjustment to care3 Affects 1 in 15,000 people1 IMAGE PLACEHOLDER Due to the complexity of the disease, patients require comprehensive care from several specialists NEUROLOGIST PSYCHOLOGIST SPEECH THERAPIST PHYSICAL THERAPIST NUTRITIONIST 1. https://www.angelman.org/what-is-as/ 2. Buiting K et al. Nat Rev Neurol. 2016;12:584-593. 3. Bird LM. Appl Clin Genet. 2014;7:93-104. 4.  Lee V, Maguire J. Front Neural Circuits. 2014;8: 5. Egawa K et al. Sci Transl Med. 2012;4:163ra157. doi:10.1126/scitranslmed.3004655. October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Neurological Dysregulation in Angelman Syndrome Results in Significant Impairments Behavior Heightened hyperactivity and anxiety can result in maladaptive behaviors, such as biting and pinching1,2 Sleep Increased nighttime awakenings and diminished total sleep time1 Learning Impaired cognitive performance, severe developmental delay/intellectual disability and memory deficit are often evident1-3 Motor Uncoordinated movements, tremors, and abnormal gait limit mobility and independence with walking1,3 Communication Significantly delayed; little or no verbal speech often leads to frustration and aggression for patients due to inability to communicate effectively2,3 Seizures Often severe and hard to control. Present in 85% of AS patients within the first three years of life1 AS=Angelman syndrome. 1. Buiting K et al. Nat Rev Neurol. 2016;12:584-593. 2. Bird LM. Appl Clin Genet. 2014;7:93-104. 3. Wheeler AC et al. Orphanet J Rare Dis. 2017;12:164. Successful Therapy Must Address Multiple Deficits in this Highly Heterogenous Syndrome October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Angelman Syndrome: High Unmet Medical Need Caregiver and Family Burden: Lifelong around-the-clock supervision needed Life- Limiting Features of AS 24-Hr Care Required for Life Reduced Leisure Activities and Socialization Time Frequent Medical Appointments Stress, Anxiety, Depression Need for Support Financial Strain and Reduced Work Capacity Motor Impairment Seizures Non-verbal Severe Cognitive Impairment Sleep Disturbances Aggression, Hyperactivity Self-injurious Behaviors - October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED Quotes From Caregivers “It’s a full-time job for his family and teachers. He can never be out of our sight for even an instant. It’s too dangerous for him.” Mom, 14 y/o son with AS “ “I’m so tired of having to educate my daughter’s doctors and teachers about Angelman Syndrome. I wish more was known about how to help these kids.” Mom, 33 y/o daughter with AS “ “Thank you for working with our Angels. It means a lot to know that people are working to try to learn more about Angelman and help.” Father, 8 y/o daughter with AS “

Treatment Paradigm:
No Approved Therapy For Angelman Syndrome

Ovid THERAPEUTICS BOLDMEDICINE

81% of patients take multiple concomitant off label drugs, only addressing individual symptoms with limited success[3-6] and adverse reactions specific to AS

	Pharmacological Treatment	Unmet Need
Behavior	• Hyperactivity: **psychostimulants** (methylphenidate, mixed amphetamine salts) • Aggressive and disruptive behaviors: **antipsychotics**[6,8] (risperidone, aripiprazole, quetiapine) • Anxiety: **buspirone** and **benzodiazepines**[7] (e.g., clobazam, clonazepam)	• No evidence-based studies showing efficacy in AS • **Adverse events specific to AS**: **exacerbation** of other aspects of the disease[2-4] such as **motor functions**
Sleep	• **Melatonin**: commonly used • ∝**-agonists** (clonidine), **benzodiazepines** (clonazepam), and **antidepressants** (trazodone)[1,7]	• Variable response, efficacy may be lost over time[10,] side effects must be carefully monitored[2]
Seizures	• **Anti-seizure medications**: valproic acid (VA), benzodiazepines (clonazepam), lamotrigine and levetiracetam[1,9]	• multiple seizure types, often **refractory** to medications[11,] • **Adverse events specific to AS**: exacerbation of motor functions (VA)

AS=Angelman syndrome.[1]Buiting K et al. *Nat Rev Neurol.* 2016;12:584-593. [2]Lozano R et al. *Intractable Rare Dis Res.* 2016;5:145-157. [3]Didden R et al. *Am J Ment Retard.* 2004;109:275-284. [4]Aubertin G et al. https://fragilex.org/wp-content/uploads/ 2012/08/Medications_for_Individuals_with_Fragile_X_Syndrome2012-Oct.pdf. Updated October 2012. Accessed June 21, 2018. [5]Raspa M et al. Poster presented at: AAN 2018. P314. [6]Cabo R et al. Poster presented at: NORD 2017. [7]Prasad A et al. *Am J Med Genet A.* 2018;176:1327-1334. [8]Angelman Syndrome News. https://angelmansyndromenews.com/treatments-for-angelman-syndrome/. Accessed June 11, 2018. [9]Margolis SS et al. *Neurotherapeutics.* 2015;12:641-650. [10]Braam W et al. *J Intellect Disabil Res.* 2010;54:547-555. [11]Thibert RL et al. *Epilepsia.* 2009;50:2369-2376.

OCTOBER 22, 2020
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Management of AS is Currently Limited to Supportive Care

Ovid THERAPEUTICS BOLDMEDICINE

- Following diagnosis, families are often referred to specialists, therapists and **specialized school programs**
- However, **behavioral challenges** such as aggression and hyperactivity can significantly delay and **limit** improvement with these therapies

PHYSICAL THERAPY
Assistance with walking and movement problems with the aim to improve strength, posture and balance[3,4]

SPEECH THERAPY
Use of augmentative communication strategies, such as communication devices, picture cards or modified sign language[3]

OCCUPATIONAL THERAPY
Focuses on engagement and social participation[5]

Behavioral Therapy

Special Education

1. Ovid Data on File. 2. National Organization for Rare Disorders. https://rarediseases.org/rare-diseases/angelman-syndrome/. Accessed June 14, 2018. 3. Margolis SS et al. *Neurotherapeutics*. 2015;12:641-650. 4. Flavell L. Angelman Syndrome News. https://angelmansyndromenews.com/treatments-for-angelman-syndrome/. Accessed June 11, 2018.
5. Walz NC, Baranek GT. *Am J Occup Ther.* 2006;60:472-479.

OCTOBER 22, 2020
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Individuals with Angelman Syndrome Require Continual Support From Caregivers Increasing Stress, Anxiety and Exhaustion

OVID THERAPEUTICS BOLDMEDICINE

Individuals with AS have very little independence even in adulthood[1,2]

Estimated Proportion of Individuals with AS Living at Home[3]



Proportion of AS Individuals (%)
100%
80%
60%
40%
20%
0%
0-4
5-12
13-18
19-25
26-35
36-49
>50
Age (Years)
At age of 22, AS individuals age out of school system
As parents/family care givers age and themselves require more medical care, more AS individuals will transition to residential care facilities

AS individuals require continued and lifelong support from caregivers[4,5]

- Caring for AS individuals affects **maternal anxiety, depression and stress,** which is amplified by chronic challenging behavior (CB)[6]

Low/No CB | Chronic CB

Low/No CB – Chronic CB	
50% – 66.7%	of mothers report scores* indicative of clinical levels of **anxiety**
30.8% – 38.9%	of mothers report scores indicative of clinical levels of **depression**

*Scores on the Hospital Anxiety and Depression Scale (HADS)

1. Hartley SL et al. Am J Intellect Dev Disabil. 2011;116:16-35. 2. Larson AM et al. Am J Med Genet A. 2015;167A:331-344. 3. Based on KOL interviews and literature review. 4. Buiting K et al. Nat Rev Neurol. 2016;12:584-593. 5. Wheeler AC et al. Orphanet J Rare Dis. 2017;12:164. 6. Adams D et al. Am J Intellect Dev Disabil. 2018;123(3):241–53.

OCTOBER 22, 2020

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30

Even More Challenges Arise When Transitioning to Adulthood for Patients with AS and Their Caregivers Loss of access to care (speech, behavior and physical therapies) Limited availability of structures to address the specific needs of adults with AS and treat the heterogeneity of disease manifestation Relevance of pharmacologic treatment in adulthood Residential care facilities with limited understanding of the disease and its daily management The behavioral consequences of the disease (aggression, hyperactivity, anxiety) increase in severity in the teenage years and adulthood for many with AS1 1. Sadwhani et al,AJMG2019,https://doi.org/10.1002/ajmg.a.61140. October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

OV101: A Treatment with the Potential to Impact the Entire Brain ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 OV101 (gaboxadol) is a highly selective oral extrasynaptic GABA receptor agonist, which works to improve signaling regulation throughout the entire brain It is proposed to treat the core features of AS by treating the specific pathophysiology of the disease Incremental changes can have an order of magnitude of clinical benefit that can have a profound impact on patients and caregivers Because of the heterogeneous clinical presentation of AS and the multi-faceted potential of gaboxadol, clinicians need a standardized way to measure improvement in patients and assess the impact of treatment The Clinical Global Impression of Improvement scale is a measure that uses objective clinical criteria and rigorous training to ensure consistency between evaluators that allow a clinician to determine the impact of treatment

CGI-I-AS in Angelman Syndrome Judith Jaeger, PhD President and Principal Scientist CognitionMetrics LLC October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Clinical Global Impression of Severity and Improvement: A Validated, Reliable Measure of a Medicine's Effect on Clinical Condition

Ovid THERAPEUTICS BOLDMEDICINE

- The Clinical Global Impression of Severity & Improvement (CGI-S & CGI-I) are a set of physician rated outcome measures that define the overall clinical status of a patient – taking into account all the information available to the physician
- CGI-I, in the hands of trained experts, is a valid and reliable measurement tool, used as a benchmark for therapeutic approvals in many neurological conditions:
  - ✓ Bipolar disorder
  - ✓ Schizophrenia
  - ✓ Autism

Vyvanse® (lisdexamfetamine dimesylate)

ABILIFY® (aripiprazole)

Risperdal® RISPERIDON

Vasopressin
(not currently approved)

- CGI in History
  - CGI was developed in the 1970s to provide a brief, stand-alone assessment of the clinician's view of the patient's global functioning prior to and after initiating a clinical trial medication[1]
    - ✓ Since its first publication, CGI has become one of the most widely used assessment tools in psychiatry[2]


ECDEU
ASSESSMENT MANUAL
028 CGI
CLINICAL
GLOBAL
IMPRESSIONS

1. Guy W, editor. *ECDEU Assessment Manual for Psychopharmacology.* 1976. Rockville, MD, U.S. Department of Health, Education, and Welfare | 2. Forkmann T, et al. The clinical global impression scale and the influence of patient or staff perspective on outcome. *BMC Psychiatry.* 2011, 11:83. https://doi.org/10.1186/1471-244X-11-83.

OCTOBER 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 34

History of CGI in Pharmaceutical Development Since the inception of clinical psychopharmacology, measuring treatment effects was accomplished with validated disease specific rating scales. However regulators and clinicians worried about whether total scores were the most meaningful metric CGI was developed as a solution to this problem: Demonstrated to be a highly reliable and valid tool for capturing overall clinical impression of severity and change over time Later, disease-specific criteria were proposed with the objective of further improving reliability and validity in affective disorders, schizophrenia and Alzheimer’s disease 50+years of CGI use in regulatory trials paved the way for its use in neurodevelopmental disorders and is now used in Rett, Prader-Willi, Fragile X and Angelman syndrome October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

CGI is Optimal Endpoint for Angelman Syndrome Use of CGI as the primary trial endpoint is optimal in: Rare disorders that lack validated disease-specific rating scales (Validation process takes years and many subjects) Conditions with large phenotypic heterogeneity (including Angelman syndrome) CGI-AS has been specifically standardized and adapted to study Angelman population consulting AS experts and caregivers and incorporating their observations into rating scale clinical criteria Reliability (inter-rater) and validity (sensitivity to treatment effect) have been established An advantage of CGI is that the clinical criteria establish that any improvement is only rated if it is clinically meaningful October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

CGI-I in Angelman Syndrome: Improvement Determines Therapeutic Effect Each person with AS is unique - AS manifests differently in each patient (e.g. variation in relative severity of behavior, communication, motor dysfunction etc.) CGI-S provides a valid and reliable global measure of baseline disease severity CGI-I provides a valid and reliable measure of overall change in clinical state as a consequence of treatment Ovid worked with regulators, disease area experts and caregivers to develop and validate Angelman syndrome specific clinical criteria for the CGI to reliably measure: Severity of a patient’s disease trait (CGI-S-AS) The magnitude of patient’s improvement on treatment (CGI-I-AS) FDA agreed to CGI-I-AS as primary efficacy outcome measure for pivotal (registration) study October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED CGI-Improvement Reflects Change From Baseline Very much improved Very much worse 01 02 03 04 05 06 07 baseline

Establishing the Benefit: Clinical Global Impression of Improvement in Angelman Syndrome (CGI-I-AS)

What is CGI-I?

- The Clinical Global Impression of Improvement (CGI-I) is a comprehensive measure of change in the patient's overall clinical status (improvement or worsening) since a patient started treatment. Physicians compare the patient's overall clinical condition to the start of treatment.[1-3]
- Because CGI-I measures change, it is extremely sensitive in determining improvement or worsening of symptoms due to treatment

How is CGI-I-AS used?

- CGI-I-AS is used to measure a patient's symptom change since starting treatment across four key clinical areas of Angelman syndrome


BEHAVIOR
MOTOR
COMMUNICATION
SLEEP

- CGI-I-AS can be used to measure clinical improvement or worsening after starting a therapy

1. Guy W, editor. ECDEU Assessment Manual for Psychopharmacology. 1976. Rockville, MD, U.S. Department of Health, Education, and Welfare. 2. Forkmann T, et al. The clinical global impression scale and the influence of patient or staff perspective on outcome. BMC Psychiatry. 2011, 11:83. https://doi.org/10.1186/1471-244X-11-83. 3. Busner J, et al. The Clinical Global Impressions Scale. Psychiatry. 2007, 4(7): 28-37.

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Establishing the Baseline: Clinical Global Impression of Severity in Angelman Syndrome (CGI-S-AS)

Ovid THERAPEUTICS BOLDMEDICINE

Severity score is assessed for each of the **4 primary clinical domains** and for the subject's overall clinical status

Example: Motor Domain

Domain	Severity = 1	Severity = 2	Severity = 3	Severity = 4	Severity = 5	Severity = 6	Severity = 7
Motor	**Normal, Not at all Impaired**	**Borderline, Slightly Impaired**	**Mildly Impaired**	**Moderately Impaired**	**Markedly Impaired**	**Severely Impaired**	**Among the Most Extremely Impaired**
Fine Motor*	Normal, age-appropriate	Uses utensils to eat	Uses utensils independently to eat, but makes a mess while eating	Requires hand over hand assistance to use utensils to eat	Uses hands to eat	Uses hands to eat but severely limited	Unable to use hands to eat
Gross Motor*	Normal, age-appropriate	Runs well, slight difficulty with consecutive tandem gait steps, independently walks up/downstairs	Runs clumsily, walks independently, uses stairs with support	Walks, but may require one hand support	Cruises, walks with two hands held and/or with support, including walker or crutches	Pulls/pushes self to stand, and/or crawls on hands and knees	Completely wheelchair-dependent

*Rater should also consider other examples of fine (e.g., feeding, scribbling) or gross motor skills and adaptive skills (e.g., dressing).

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Rating Change from Baseline: Clinical Global Impression of Improvement in Angelman Syndrome (CGI-I-AS) ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 Example: Motor Domain Motor Record observations (all sources) List clinical symptom(s) that have Improved or Worsened since baseline Describe any change in Frequency, Duration and/or Intensity Describe any impact of change on quality of life for the child and/or the caregiver Semi-structured interview conducted at follow up visits with detailed notes and ratings from Baseline CGI-S-AS as reference covering each of the 4 primary clinical domains. Behavioral observations are listed on response form by domain. Form is used in conjunction with CGI-S-AS which was completed at baseline. All changes (improvement or worsening) are described with reference to baseline observations

Clinical Global Impressions-Improvement – Angelman Syndrome (CGI-I-AS) ***Use this form in conjunction with the CGI-I-AS Investigator Notes form CGI-I-AS Score Clinical Criteria 1 = Very much improved Marked improvement, likely affecting multiple symptoms Changes likely visible in multiple settings or across much of the day Such patients are usually noticeably improved in the clinic as well 2 = Much improved Moderate improvement in a single symptom area, especially if seen across settings Likewise, moderate improvements in several areas, even if confined to one setting 3 = Minimally improved Mild or modest improvement, especially if confined to one setting Observed change must be clinically meaningful Improvement represents more than random chance 4 = No change Absence of change in behavior or clinical presentation Slight variation in either direction, of a magnitude that is likely due to chance fluctuations or day-to-day changes Changes that are possibly present or require guesswork 5 = Minimally worse Some worsening in symptoms that are mild to moderate or may be confined to one setting Worsening represents more than random chance, but not definite and unequivocal 6 = Much worse Moderate worsening in a single symptom area, especially if seen across settings Likewise, moderate worsening in several areas, even if confined to one setting 7 = Very much worse Marked worsening, likely affecting multiple symptoms Changes likely visible in multiple settings and/or across much of the day Such patients are usually noticeably worse in the clinic as well Based on your observations and clinical judgement, please rate total improvement using the CGI-I-AS score compared to this subject’s condition at Baseline CGI-I-AS Score: __________ Please check box if the clinician has reviewed the notes and scores from the subject’s previous visit(s) Rating Change from Baseline: Clinical Global Impression of Improvement in Angelman Syndrome (CGI-I-AS) ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 After all observations regarding improvement and/or worsening on each of the four domains are recorded, the trained expert rater renders a CGI-I-AS applying these clinical criteria

CGI-I-AS: Ratings ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 KEY IMPROVEMENT METRICS Clinical Responder Non-Responder 01 02 03 04 05 06 07 Absence of change or worsening overall Clinically meaningful improvement overall Mean Improvement Responder Analysis Odds Ratio ü ü ü

What Measured Change Means For Patients and Families Physician and parent observations illustrating CGI-I from STARS trial “She could, for the first time, help with activities of daily living like undressing, she independently went to the fridge to obtain the medicine, it was unconceivable before that she could do such a thing.” “ “For the first time ever, she could walk downstairs without assistance, open screw tops, and purposely use a garage opener.” “ “It was like a veil was lifted, and for the first time there was social and cognitive awareness and engagement.” “ “It was as if a light bulb was turned on in the brain.” “ October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

OV101 in Angelman Syndrome Amit Rakhit, MD, MBA President and Chief Medical Officer October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

OV101 Registrational Plan in Angelman Syndrome ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 Registration Package STARS Phase 2 Study Completed in Q3’18 NEPTUNE Phase 3 Enrollment Complete ELARA Open Label Extension Study Started in Q1’19

STARS Phase 2 Clinical Trial Established the First Approvable Endpoint in Angelman Syndrome


Screening
Baseline & Randomize (1:1:1)
Placebo (placebo morning, placebo night)
OV101 QD (placebo morning, 15 mg evening)
OV101 BID (10 mg morning, 15 mg evening)
-2
0
6
12
Assessment Points (weeks)

Trial Design and Key Inclusion Criteria

- 88 adults and adolescents
- 12 sites in US, 1 site in Israel
- Age 13–49 years, inclusive
- Genetic diagnosis of Angelman syndrome
- Receiving a stable regimen of concomitant medications for at least 4 weeks prior to baseline

Outcome Measures

- Primary Outcome Measure:
  - Safety and tolerability of OV101 vs placebo
- Prespecified Efficacy Measures:
  - CGI-I, sleep, behavior, motor
- Exploratory Efficacy Measures

BID=twice a day; QD=every day.

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Phase 2 STARS Trial Achieved a Clinically and Statistically Meaningful Change in CGI-I ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 Mean CGI-I change from baseline of 0.79 vs placebo (P=0.0006). 74% of Study Responders on OV101 QD Experienced Clinical Improvement in Multiple Domains1 1. Responder analysis from the QD patient arm of STARS study n=27. 84% 63% 42%

Phase 2 STARS Trial: 3x more Patients on OV101 QD Reported Improvement on CGI-I vs Placebo1 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 1. Responder analysis from the QD patient arm of STARS study n=27. October 22, 2020 3x Higher vs Placebo

Summary of Safety and Tolerability Findings ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 OV101 Achieved Primary Endpoint of Safety and Tolerability as measured by incidence of AEs Overall favorable risk profile and well tolerated Similar incidence of AEs across all treatment arms with majority of AEs being mild Treatment discontinuations due to AEs were low (n=1 placebo, n=0 OV101 QD, n=3 OV101 BID) Most frequent adverse events across all treatment groups Vomiting, somnolence, irritability, aggression, pyrexia, and upper respiratory infection Events occurring in OV101 treatment arms more than placebo Pyrexia, rash, seizure, enuresis, myoclonic epilepsy, otitis media and viral infection 2 subjects with SAEs of seizure – 1 subject in each OV101 treatment group 1 deemed “Possibly Related” and the other “Not Related” No deaths in any treatment groups

Phase 2 STARS Trial: Achieved Both Safety and Efficacy Endpoints; Provided Foundation for Phase 3 Study Design ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 OV101 QD achieved a statistically significant improvement in CGI-I at Week 12 vs placebo (P=0.0006) STARS demonstrated clinical benefit of OV101 15 mg QD across multiple domains impacted by Angelman syndrome including sleep, motor abilities, and behavior 3x the patients in the QD dose group responded vs. placebo OV101 was safe and well-tolerated First demonstration of positive overall clinical effect in a controlled trial in AS STARS will serve as our first well-controlled registrational trial for OV101 in Angelman syndrome CGI-I Motor Abilities Behavior Sleep OV101 QD affects global functioning and key AS domains

Objectives Primary endpoint: CGI-I-AS at Week 12 of OV101 vs placebo Secondary endpoints: Sleep measures Vineland Adaptive Behavior Scale 3rd edition Change in CGI-S-AS Trial Design Randomized, double-blind, Phase 3 study Up to 15 sites in United States, Israel, Australia, Netherlands and Germany Approximately 90 subjects (ages 4-12 years) Approximately 5 subjects ages 2-3 years for safety only 95%+ powered for the primary endpoint (CGI-I-AS) NEPTUNE – Pivotal Phase 3 Study in Angelman Syndrome Fully Enrolled; Data Expected Q4 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 Screening -2 Placebo (at bedtime) OV101 QD (weight-based dosing, at bedtime) 6 12 Assessment Points (weeks) Baseline & Randomize (1:1) 0 Follow-up (2 Weeks) Entry into ELARA End of Trial

NEPTUNE Data Readout Planned For Q4’20 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 NEPTUNE key outcomes: Changes in CGI-I-AS compared to placebo Responder analysis and magnitude of response for OV101 vs. placebo Efficacy across multiple domains including sleep, behavior, motor and communication Safety and tolerability Support a path for registrational filings

Objectives Primary endpoint: Long-term safety and tolerability as assessed by incidence and severity of AEs and SAEs Secondary endpoints: Long-term efficacy in global functioning, sleep, motor, behavior and quality-of-life Long term safety as assessed by vital signs, suicidality, laboratory assessments, physical examination and seizure frequency Trial Design Phase 3, open-label, long-term extension study All subjects previously exposed to OV101 and their siblings are eligible ~170 participants ELARA – Phase 3, Open Label Extension Study in Subjects with Angelman Syndrome ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 OV101 QD (weight-based dosing, at bedtime) Follow-up (2 Weeks) Screening -2 Assessment Points (weeks) Baseline & Dose Titration 0-1 162 In Clinic Visit

Favorable Results in Q4 Inform Next Steps ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 NEPTUNE Dataset to Be the Basis of a Comprehensive Registrational Package Regulatory Designations Rare Pediatric Disease designation; eligible for pediatric voucher (if OV101 is approved) Fast Track designation from the FDA Orphan Drug designations from the FDA and European Commission (EC) First Potential Therapy Indicated for Individuals with Angelman Syndrome

Patient-Centric Approach To Commercializing OV101 Jason Tardio Chief Commercial Officer Ovid Therapeutics October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Patient-Centric Approach To Commercializing OV101: Five Critical Areas of Focus ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED Engagement with the Angelman Syndrome Advocacy Community Gaining Insights About Their Journey & Impact of Disease Designing Medicines, Clinical Trials & Outcomes To Meet Unmet Needs Building The Organization & Go-to-market Model 01 02 03 04 05 Designing Services & Support In Conjunction with our Families October 22, 2020 56

Angelman Syndrome Affects Approximately 1 in 15,000 Individuals Worldwide Sources: 1. Angelman Syndrome Foundation Website: https://www.angelman.org/what-is-as/ Estimated Prevalence of Angelman Syndrome Worldwide1 ~500k patients October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

The Worldwide AS Advocacy Community is Active and Mobilized An Active and Mobilized Worldwide AS Advocacy Community October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

The Impact of AS on the Individual and Family/Caregiver is Significant Reduced Leisure Activities and Socialization Time Stress, Anxiety, Depression Financial Strain and Reduced Work Capacity Siblings reported more sibling rivalry Increased arguments with spouses or partners High levels of fatigue Caregiver and Family Impact Motor Impairment Seizures Non-verbal Severe Cognitive Impairment Sleep Disturbances Aggression, Hyperactivity Self-injurious Behaviors Individual with AS Impact October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Current Treatments are Symptom-Based Interventions with Limited Utility None of Which are Specifically Approved for AS

OVID THERAPEUTICS BOLDMEDICINE

01	ONSET	Functional deletion of UBE3A ± 15q11-13
02	PROGRESSION	Disrupted Tonic Inhibition
03	DISRUPTION	• Disrupted Inhibition/Excitation Balance • Disrupted GABAergic function • Changes in other molecular markers • Lack of normal circuitry, etc.
04	SYMPTOMS	Clinical symptoms reflect functional deficits across multiple domains

1. Seizure
2. Motor control and gait
3. Speech and communication
4. Sleep
5. Behavior and affect
6. GI and feeding issues

Current Symptomatic Therapies Non-specific to AS:
Anti-Epileptics Anxiolytics
Melatonin Antipsychotics
Proton Pump Inhibitors

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If Approved, OV101 Would Be the First AS-specific Treatment Designed to Modulate Tonic Inhibition

Ovid THERAPEUTICS BOLDMEDICINE

01	ONSET	Functional deletion of UBE3A ± 15q11-13	
02	PROGRESSION	Disrupted Tonic Inhibition	OV101 (gaboxadol)
03	DISRUPTION	• Disrupted Inhibition/Excitation Balance • Disrupted GABAergic function • Changes in other molecular markers • Lack of normal circuitry, etc.	
04	SYMPTOMS	Clinical symptoms reflect functional deficits across multiple domains 1. Seizure 2. Motor control and gait 3. Speech and communication 4. Sleep 5. Behavior and affect 6. GI and feeding issues	Current Symptomatic Therapies Non-specific to AS: Anti-Epileptics Anxiolytics Melatonin Antipsychotics Proton Pump Inhibitors

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First Mover Advantage: OV101 Will Lay the Foundation for AS-Specific Therapies and Will Help to Establish Ovid as the Leader in This Space ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 Gene Therapy Improve Synaptic Function Activate Paternal UBE3A Improve Tonic Inhibition DISCOVERY PRECLINICAL IND FILED PHASE 1 PHASE 2 PHASE 3 MARKETED

US Ovid Therapeutics plans to commercialize OV101 in the United States Europe Angelini Pharma has obtained exclusive rights to OV101 for the potential treatment of Angelman syndrome in the European Union, United Kingdom, Switzerland, Turkey, Russia and other countries in the European Economic Area China Ovid Therapeutics is exploring all options to commercialize OV101 for the potential treatment of Angelman syndrome in China Japan Ovid Therapeutics is exploring all options to commercialize OV101 for the potential treatment of Angelman syndrome in Japan Other countries Ovid Therapeutics is exploring all options to commercialize OV101 for the potential treatment of Angelman syndrome in Australia/NZ, MENA, Canada and LATAM Global Commercial Strategy: Partner Ex-US; Go Alone in US October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED

Disease State Awareness & No-Cost Genetic Testing Program To Launch in 2021 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED Increase Access to Genetic Testing Offer a simple, effective and no-cost genetic testing program Improving accurate diagnosis Up to 50% of individuals with Angelman syndrome are originally misdiagnosed Raise Awareness Elevate awareness of the signs/symptoms of Angelman Syndrome October 22, 2020

Commercial Summary ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 The Angelman Syndrome community is large (~500,000 patients), well-organized and actively engaged There are significant needs in the areas of motor functioning, communication, behavior, and sleep for individuals with AS and their families that are not addressed by symptom-based interventions given their limited utility If Approved, OV101 would be the first AS-Specific Treatment that appears to modulate tonic inhibition, an important component of the pathophysiology of AS OV101 will benefit from first mover advantage and will lay the foundation for AS-specific therapies now and in the future Ovid Therapeutics is actively preparing for a successful global launch of OV101 and will be executing a broad disease state awareness and no-cost genetic testing program in 2021

Jason Tardio MBA Amit Rakhit MD, MBA Judith Jaeger PhD, MPA Christopher Keary MD Matthew During MD, DSc, FACP, FRACP Jeremy Levin DPhil, MB, BChir Chief Commercial Officer President & Chief Medical Officer President & Principal Scientist Child, Adolescent & Adult Psychiatrist Founder, Ovid SAB Chair, Ovid Chairman, CEO Fireside Chat and Q&A ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED October 22, 2020 Moderator

Thank You October 22, 2020 ©2020 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED